                                                                   EXHIBIT 10.10



[UNION BANK OF CALIFORNIA LOGO]


                                 FIRST AMENDMENT
                           TO TRADE FINANCE AGREEMENT


THIS FIRST AMENDMENT TO TRADE FINANCE AGREEMENT (this "First Amendment") dated as of March 22, 1999, is made and entered into by and between THQ INC., a Delaware corporation ("Borrower"), and UNION BANK OF CALIFORNIA, N.A., a national banking association ("Bank").


                                    RECITALS:

A. Borrower and Bank are parties to that certain Trade Finance Agreement dated as of December 4, 1998 (the "Agreement"), pursuant to which Bank agreed to extend credit to Borrower.

B. Borrower and Bank desire to amend the Agreement, but subject to the terms and conditions of this First Amendment.


                                   AGREEMENT:

        In consideration of the above recitals and of the mutual covenants and conditions contained herein, Borrower and Bank agree as follows:

1. DEFINED TERMS. Initially capitalized terms used herein which are not otherwise defined shall have the meanings assigned thereto in the Agreement.

2. AMENDMENTS TO THE AGREEMENT.

        (a) Section 4.6 (Consolidated Quick Ratio) of the Agreement is hereby amended by substituting the ratio "1.00:1.00" for the ratio "1.25:1.00" appearing in the fifth line thereof.

        (b) Section 4.9 (Consolidated Total Liabilities to Consolidated Shareholders' Equity) of the Agreement is hereby amended to read in full as follows:

      "4.9 CONSOLIDATED TOTAL LIABILITIES TO CONSOLIDATED SHAREHOLDERS EQUITY. Borrower will maintain a ratio of Consolidated Total Liabilities to Consolidated Shareholders' Equity of not greater than (a) 1.10:1.00 as at the end of fiscal year ended December 31, 1998 and (b) 1.00:1.00 as at the end of each fiscal quarter thereafter. As used in this Agreement, `Consolidated Total Liabilities' shall mean the consolidated total liabilities of Borrower and its subsidiaries, as determined in accordance with generally accepted accounting principles, as shown on the liability side of the consolidated balance sheet of Borrower and its subsidiaries."

3. EFFECTIVENESS OF THIS FIRST AMENDMENT. This First Amendment shall become effective as of the date hereof when, and only when, Bank shall have received all of the following, in form and substance satisfactory to Bank:

        (a) A counterpart of this First Amendment, duly executed by Borrower;
and

        (b) Such other documents, instruments or agreements as Bank may reasonably deem necessary.

4. RATIFICATION. Except as specifically amended hereinabove, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants as follows:

        (a) Each of the representations and warranties contained in the Agreement, as amended hereby, is hereby reaffirmed as of the date hereof, each as if set forth herein;

        (b) The execution, delivery and performance of this First Amendment and any other instruments or documents in connection herewith are within Borrower's corporate power, have been duly authorized, are legal, valid and binding obligations of Borrower, and are not in conflict with the terms of any charter, bylaw, or other organization papers of Borrower or with any law, indenture, agreement or undertaking to which Borrower is a party or by which Borrower is bound or affected; and

        (c) No event has occurred and is continuing or would result from this First Amendment which constitutes or would constitute an Event of Default under the Agreement.

6. GOVERNING LAW. This First Amendment and all other instruments or documents in connection herewith shall be governed by and construed according to the laws of the State of California.

7. COUNTERPARTS. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

WITNESS the due execution hereof as of the date first above written.

THQ, INC.

By:  /s/ BRIAN J. FARRELL
   ---------------------------------

Title:  President and CEO
      ------------------------------


By:  /s/ FRED A. GYSI
   ---------------------------------

Title:  VP of Finance and
        Administration and CFO
      ------------------------------



UNION BANK OF CALIFORNIA, N.A.

By:     ANN FORBES
   ---------------------------------
        Ann Forbes


Title:  Vice President
      ------------------------------